EXHIBIT 23.2

                                           Morgan and Company
                                           Chartered Accountants

                                           P.O. Box 10007, Pacific Centre
                                           Suite 1730 - 700 West Georgia Street
                                           Vancouver, B.C. V7Y 1A1
                                           Telephone (604) 687 5841
                                           Fax (604) 687 0075



                  CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the inclusion of our Auditors' Report dated March 24, 2000 (which includes a Canada - U.S. reporting conflict concerning going concern uncertainty), on the financial statements of Wolf Industries Inc. for the years ended December 31, 1999 and 1998 in the registration statement (Form S8)




                                                  /s/ Morgan and Company
Vancouver, Canada
                                                  Chartered Accountants


October 13, 2000



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